Exhibit 10.9
EXECUTION COPY
AMENDMENT NUMBER ONE
to the
RECEIVABLES PURCHASE AGREEMENT
dated as of October 1, 2007,
among
OPTION ONE ADVANCE TRUST 2007-ADV2,
OPTION ONE ADVANCE CORPORATION,
and
OPTION ONE MORTGAGE CORPORATION
          This AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 24th day of December, 2007, between Option One Advance Trust 2007-ADV2 (the “Issuer”), Option One Advance Corporation (the “Depositor”), and Option One Mortgage Corporation (the “Seller”) to the Receivables Purchase Agreement, dated as of October 1, 2007 (the “Receivables Purchase Agreement”), among the Issuer, the Depositor and the Seller.
RECITALS
          WHEREAS, on the terms and conditions set forth herein, the Issuer, the Depositor and the Seller desire to amend the Receivables Purchase Agreement as provided herein;
          NOW THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. As used in this Amendment, capitalized terms have the same meanings assigned thereto in the Receivables Purchase Agreement.
          SECTION 2. Amendments.
          (a) Section 1.01 of the Receivables Purchase Agreement is hereby amended by replacing the definition of “Initial Purchaser” with the following definition:
“Initial Purchasers”: means Greenwich Capital Financial Products, Inc. and The CIT Group/Business Credit, Inc.”
          (b) Section 8.01(a) of the Receivables Purchase Agreement is hereby amended by deleting such provision in its entirety and replacing it with the following:
“such information (including financial information), documents, records or reports with respect to the Aggregate Receivables, the Securitization Trusts, the Seller, the Servicer as the Issuer, the Depositor, the Indenture Trustee, the Agent, the Initial Purchasers or the Secured Parties may from time to time reasonably request;”
          (c) Section 8.03 of the Receivables Purchase Agreement is hereby amended by deleting the first paragraph of such provision in its entirety and replacing it with the following:

“The Seller shall, at any time and from time to time during regular business hours, or at such other reasonable times upon reasonable notice to the Seller, permit the Depositor, the Issuer, the Indenture Trustee, the Agent, the Initial Purchasers or the Secured Parties, or their agents or representatives, at the Seller’s expense (not to exceed $25,000 in any calendar year with regard to any parties for any calendar year); provided, that no such limit shall apply after an Event of Default, but only so long as that does not unreasonably interfere with the Seller’s conduct of its business:”
          (d) Section 8.04 of the Receivables Purchase Agreement is hereby amended by deleting the last sentence of such provision in its entirety and replacing it with the following:
“The Seller agrees to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Depositor, the Issuer, the Indenture Trustee, the Agent, the Initial Purchasers or the Secured Parties to more fully effect the purposes of this Agreement.”
          (e) Section 10.01 (b) of the Receivables Purchase Agreement is hereby amended by deleting the second sentence of such provision in its entirety and replacing it with the following:
“Indemnified Party” means any of the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Agent, the Initial Purchasers and the Secured Parties and their officers, employees, directors and successors or assigns.”
          (f) Schedule I of the Receivables Purchase Agreement is hereby amended by adding the following additional notice party to clauses 6 and 7 thereof:
The CIT Group/Business Credit, Inc.
11 West 42nd Street, 13th floor
New York, NY 10036
Attention:  Howard Trebach
Facsimile:    (212) 461-7760
Telephone:  (212) 461-7753
     With Copy To:
The CIT Group/Business Credit, Inc.
11 West 42nd Street, 13th floor
New York, NY 10036
Attention: Jorge S. Wagner
Facsimile: (212)771-9517
Telephone: (212) 771-9520
          SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Receivables Purchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Receivables

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Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Receivables Purchase Agreement, any reference in any of such items to the Receivables Purchase Agreement being sufficient to refer to the Receivables Purchase Agreement as amended hereby.
          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 6. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:	/s/ Roseline K. Maney
	Name:	Roseline K. Maney
	Title:	Vice President

OPTION ONE ADVANCE CORPORATION
By:
Name:
Title:

OPTION ONE MORTGAGE CORPORATION
By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:
Name:
Title:

Amendment No. 1 to Receivables Purchase Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

OPTION ONE ADVANCE CORPORATION
By:	/s/ Fabiola Camperi
	Name:	Fabiola Camperi
	Title:	President

OPTION ONE MORTGAGE CORPORATION
By:	/s/ Fabiola Camperi
	Name:	Fabiola Camperi
	Title:	President

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:
Name:
Title:

Amendment No. 1 to Receivables Purchase Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2 By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

OPTION ONE ADVANCE CORPORATION
By:
Name:
Title:

OPTION ONE MORTGAGE CORPORATION
By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Agent and Noteholder
By:	/s/ Dominic Obaditch
	Name:	DOMINIC OBADITCH
	Title:	M.D.

Greenwich Capital Corporate Services, Inc.
as attorney-in-fact.
Amendment No. 1 to Receivables Purchase Agreement